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                                                                   EXHIBIT 10.12

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



     AMENDMENT dated as of March 21, 1997 to the Credit Agreement dated as of June 21, 1996 (the "CREDIT AGREEMENT") among THE TIMBERLAND COMPANY (the "BORROWER"), the BANKS party thereto (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

     The parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Amendment to Definition of Debt. The definition of Debt contained in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

     "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) for purposes of
Section 5.13, and the definitions of Material Debt and Material Financial Obligations, all obligations, whether contingent or non-contingent, of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker's acceptance or similar instrument, whether drawn or undrawn, (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (vii) all Debt of others Guaranteed by such Person.

     SECTION 3. Outside Letters of Credit. Section 5.08 of the Credit Agreement is amended by deleting Section 5.08(b) in its entirety.

     SECTION 4. Relaxation of Restrictions on Prepayments of Certain Debt.
Section 5.15 of the Credit Agreement is amended by replacing the reference to "$10,000,000" that appears in the provision to subsection (a) thereof with "$55,000,000".

     SECTION 5. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

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     SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 8. Effectiveness. This Amendment shall become effective on the date when the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    THE TIMBERLAND COMPANY

                                    By: /s/ Carden N. Welsh
                                        ----------------------------------------
                                        Title: Treasurer

                                    BANKS
                                    -----

                                    MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK

                                    By: /s/ Deborah A. Brodheim
                                        ----------------------------------------
                                        Title: Vice President

                                    ABN AMRO BANK N.V., BOSTON
                                      BRANCH

                                    By: /s/ Carol A. Levine
                                        ----------------------------------------
                                        Title: Senior Vice President

                                    By: /s/ James E. Davis
                                        ----------------------------------------
                                        Title: Group Vice President

                                    THE FIRST NATIONAL BANK
                                      OF BOSTON, as a Bank and as Issuing Bank

                                    By: /s/ Chris Francis
                                        ----------------------------------------
                                        Title: Vice President

                                   THE NORTHERN TRUST COMPANY

                                    By: /s/ James F. T. Monhart
                                        ----------------------------------------
                                        Title: Vice President

                                   CREDIT LYONNAIS NEW YORK BRANCH

                                    By: /s/ Vladimir Labun
                                        ----------------------------------------
                                        Title: First Vice President-Manager